SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 25, 2003
(Date of report)

March 20, 2003
(Date of earliest event reported)

INTUIT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21180	77-0034661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2535 Garcia Avenue
Mountain View, CA 94043
(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (650) 944-6000

ITEM 5. OTHER EVENTS.
ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 5. OTHER EVENTS.

Update of Fiscal 2003 Guidance

On March 20, 2003, Intuit Inc. (the “Company”) announced that it had revised its fiscal 2003 guidance to reflect the impact of the nation’s economic slowdown on its business. A copy of the press release updating the Company’s FY 2003 guidance is attached as Exhibit 99.1

Announcement of Stock Repurchase Program

On March 24, 2003, the Company announced that its Board of Directors has authorized a three-year stock repurchase program for up to $500 million. A copy of the press release announcing the repurchase program is attached as Exhibit 99.2.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1	Press release dated March 20, 2003 announcing that the Company has revised its fiscal 2003 guidance.

99.2	Press release dated March 24, 2003 announcing that the Board of Directors of the Company has authorized a three-year stock repurchase program for up to $500 million.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2003.	INTUIT INC.

	By:	/s/ Linda Fellows

Linda Fellows Vice President of Investor Relations and Treasurer

EXHIBIT INDEX

Exhibit

99.1	Press release dated March 20, 2003 announcing that the Company has revised its fiscal 2003 guidance.

99.2	Press release dated March 24, 2003 announcing that the Board of Directors of the Company has authorized a three-year stock repurchase program for up to $500 million.